                           GREEN TREE FINANCIAL CORP.

                        CERTIFICATE OF SERVICING OFFICER



The undersigned certifies that he is a vice president and controller of Green Tree Financial Corp., a Minnesota corporation (the "Company"), and that as such he is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Agreement") dated as of September 1, 1993 between the Company and First Bank National Association, as Trustee (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1. The Monthly Report for the period from December 01, 1993 to December 31, 1993 attached to this certificate is complete and accurate in accordance with the requirements of Sections 6.01 and 6.02 of the Agreement; and

2. As of the date hereof, no Event of Termination or event that with notice or lapse of time or both would become an Event of Termination has occurred.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 12 day of January, 1994.

                              GREEN TREE FINANCIAL CORP.



                              BY: /s/Robley D. Evans
                                  -----------------------------
                                   Robley D. Evans
                                   Vice President and Controller

                        GREEN TREE FINANCIAL CORPORATION
 MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 4.60%, 4.90%, 5.20%, 5.45%,
                              5.75%, 6.10%, 6.40%
                    PASS-THROUGH CERTIFICATES, SERIES 1993-3
                 CLASS A1, A2, A3, A4, A5, A6, A7 CERTIFICATES
                                 MONTHLY REPORT
                                 December, 1993

                              TRUST ACCOUNT #3331561-0
                              CUSIP#'S  393505-BD3,BE1,BF8,BG8,BH4,BJ0,BK7
                              REMITTANCE DATE: 1/18/94

                                                    Total $         Per $1,000
                                                     Amount          Original
                                                ----------------  --------------
A.  Interest
    (1)  Aggregate Interest
         a. Class A-1 Interest                        508,513.44      3.53129429
         b. Class A-2 Interest                        280,026.83      4.08333328
         c. Class A-3 Interest                        309,941.67      4.33333338
         d. Class A-4 Interest                        290,466.83      4.54166661
         e. Class A-5 Interest                        423,679.17      4.79166670
         f. Class A-6 Interest                        141,652.17      5.08333345
         g. Class A-7 Interest                        636,821.33      5.33333331

    (2)  Amount applied to:
         a. Unpaid Class A Interest
            Shortfall                                        .00             .00

    (3)  Remaining:
         a. Unpaid Class A Interest
            Shortfall                                        .00             .00

B.  Principal
    (4)  Formula Principal Distribution             3,879,056.90             N/A
         a. Scheduled Principal                     1,695,603.78             N/A
         b. Principal Prepayments                   2,124,468.01             N/A
         c. Liquidated Contracts                       58,985.11             N/A
         d. Repurchases                                      .00             N/A

    (5)  Pool Scheduled Principal
           Balance                                648,127,947.81    977.04786033
   (5a)  Pool Factor                                   .97704786

    (6)  Class A Schedule Principal
         Deficiency Amount (if any)
         following prior Remittance date                     .00             .00

    (7)  Class A Percentage                               87.78%

    (8)  Class A Principal Distribution:
         a. Class A-1                               3,879,056.90     26.93752101
         b. Class A-2                                        .00             .00
         c. Class A-3                                        .00             .00
         d. Class A-4                                        .00             .00
         e. Class A-5                                        .00             .00
         f. Class A-6                                        .00             .00
         g. Class A-7                                        .00             .00

                        GREEN TREE FINANCIAL CORPORATION
 MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 4.60%, 4.90%, 5.20%, 5.45%,
                              5.75%, 6.10%, 6.40%
                    PASS-THROUGH CERTIFICATES, SERIES 1993-3
                 CLASS A1, A2, A3, A4, A5, A6, A7 CERTIFICATES
                                 MONTHLY REPORT
                                 December, 1993
                                     Page 2

                               TRUST ACCOUNT #3331561-0
                               CUSIP#'S 393505-BD3,BE1,BF8,BG6,BH4,BJ0,BK7
                               REMITTANCE DATE:  1/18/94

                                                  Total $       Per $1,000
                                                   Amount        Original
                                               --------------  -------------

    (9)   Class A-1 Principal Balance          128,776,621.81  894.269675469

   (9a)   Pool Factor                               .89426968

   (10)   Class A-2 Principal Balance           68,578,000.00  1000.0000000

  (10a)   Class A-2 Pool Factor                    1.00000000

   (11)   Class A-3 Principal Balance           71,525,000.00  1000.0000000
  (11a)   Class A-3 Pool Factor                    1.00000000


   (12)   Class A-4 Principal Balance           63,956,000.00  1000.0000000
  (12a)   Class A-4 Pool Factor                    1.00000000

   (13)   Class A-5 Principal Balance           88,420,000.00  1000.0000000
  (13a)   Class A-5 Pool Factor                    1.00000000

   (14)   Class A-6 Principal Balance           27,866,000.00  1000.0000000
  (14a)   Class A-6 Pool Factor                    1.00000000

   (15)   Class A-7 Principal Balance          119,404,000.00
  (15a)   Class A-7 Pool Factor                    1.00000000

   (16)   Class A Scheduled Principal
          Deficiency Amount (if any)
            following current Remittance Date             .00           .00


C.  Aggregate Scheduled Balances and Number of Delinquent
    Contracts as of Determination Date

   (17)   31-59 days                             2,464,136.85            99

   (18)   60 days or more                        1,030,959.34            42

   (19)   Current Month Repossessions              226,555.84            11

   (20)   Repossession Inventory                   481,869.48            22

                        GREEN TREE FINANCIAL CORPORATION
 MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 4.60%, 4.90%, 5.20%, 5.45%,
                               5.75%, 6.10, 6.40%
                    PASS-THROUGH CERTIFICATES, SERIES 1993-3
                 CLASS A1, A2, A3, A4, A5, A6, A7 CERTIFICATES
                                 MONTHLY REPORT
                                 December, 1993
                                     Page 3

                                TRUST ACCOUNT #3331561-0
                                CUSIP#'S 393505-BD3,BE1,BF8,BG6,BH4,BJ0,BK7
                                REMITTANCE DATE:  1/18/94

Class B Principal Distribution Tests (test must be satisfied on and after the Remittance Date occurring in October 1998)

   (21)   Sixty-Day Delinquency Amount Test

          (a)  Sixty-Day Delinquency amount for current Remittance
               Date (may not exceed 4% for the current Remittance
               Date and each of the 11 preceding Remittance Dates
               beginning October 1997)                                  .16%


   (22)        Thirty-Day Delinquency Amount Test

          (a)  Thirty-Day Delinquency amount for current Remittance
               Date (may not exceed 6% for the current Remittance
               Date and each of the 11 preceding Remittance Dates
               beginning October 1997)                                  .38%


   (23)   Cumulative Realized Losses Test

          (a)  Cumulative Realized Losses for the current Remittance
               Date (may not exceed 8% from October 1998 to September
               1999, 10% from October 1999 to September 2000, and 11%
               thereafter)                                             .0039

   (24)   Current Realized Losses Test

          (a)  Current Realized Losses for current Remittance
               Date (may not exceed 3%)                                  N/A

   (25)   Class B Principal Balance Test

          (a)  Class B Principal Balance (before any distributions
               on current Remittance Date) divided by pool Scheduled
               Principal Balance for prior Remittance date (must
               equal or exceed 24%)                                   12.21%

                        GREEN TREE FINANCIAL CORPORATION
             MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.85%
                    PASS-THROUGH CERTIFICATES, SERIES 1993-3
                           CLASS B AND C CERTIFICATES
                                 MONTHLY REPORT
                                 December, 1993
                                                            CUSIP NO. #393505BL5
                                                        REMITTANCE DATE: 1/18/94

                                                       Total  $     Per $1,000
                                                        Amount       Original
                                                     ------------  -------------

  (1)  Amount Available                              8,815,224.50

  (2)  Remaining Amount Available                    2,345,066.16

 (2a)  Monthly Servicing Fee                           543,339.17

  (3)  Class B Remittance Rate                              6.85%

  (4)  Aggregate Class B Interest                      454,396.61     5.70833332

  (5)  Amount applied to Unpaid Class B
       Interest Shortfall                                     .00            .00

  (6)  Remaining unpaid Class B
       Interest Shortfall                                     .00            .00

  (7)  Class B Percentage                                  12.21%

  (8)  Aggregate Principal (Until Class B
       Cross-over Date, and on each Remittance
       Date thereafter unless each Class B
       Principal Distribution Test is satisfied,
       Aggregate Principal equals Class B
       Principal Liquidation Loss Amount on or
       After Class B Cross-over Date, if each
       Class B Principal Distribution Test is
       satisfied, Aggregate Principal equals Class
       B Percentage times formula Principal
       Distribution Amount)                                   .00            .00

  (9)  Class B Principal
       Liquidation Loss Amount                                .00            .00

 (10)  Amount, if any, by which the Class B Formula
       Distribution for such Remittance Date exceeds the Remaining Amount available for such Remittance Date

 (11)  Guarantee Payment

 (12)  Class B Principal Balance                                   79,602,326.00

(12a)  Class B Pool Factor                                            1.00000000

                        GREEN TREE FINANCIAL CORPORATION
             MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.85%
                    PASS-THROUGH CERTIFICATES, SERIES 1993-3
                           CLASS B AND C CERTIFICATES
                                 MONTHLY REPORT
                                 December, 1993
                                     Page 2


                                                            CUSIP NO. #393505BL5
                                                        REMITTANCE DATE: 1/18/94

(13)   Monthly Servicing Fee (deducted from
       Certificate Account balance to arrive at
       Amount Available if the Company is not
       the Servicer; deducted from funds remaining
       after payment of Class A Distribution
       Amount and Class B Distribution Amount;
       if the Company is the Servicer)                           543,339.17

(14)   3% Guaranty Fee                                         1,620,319.87

(15)   Class C Residual Payment                                  270,349.68

(16)   Repossessed Contracts                                     226,555.84

(17)   Repossessed Contracts Remaining in Inventory              481,869.48

(18)   Weighted Average Contract Rate                             10.23206%

                                      GTFC
                                      93-3
                                 DECEMBER, 1993
                              Defaulted Contracts

                                                             Estimated
                                            Repurchase        Loss at
Account#      Principal       Interest        Amount         Sale Date
- --------      ----------      --------      ----------      ----------

20312466       13,687.64        68.66        13,756.30       14,283.98
72305266       27,212.68       136.51        27,349.19        1,947.99
75316292       18,084.79        90.72        18,175.51        5,029.61
              ----------      -------       ----------      ----------

TOTALS        $58,985.11      $295.89       $59,281.00      $21,261.58
              ==========      =======       ==========      ==========